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                 CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions

"Financial Highlights", "Shareholders Services - Statements and

Reports" and "General Information - Independent Auditors" and to

the use of our report dated November 10, 2000, which is

incorporated by reference in this Registration Statement (Form

N-1A Nos. 2-29901 and 811-1716) of Alliance Quasar Fund, Inc.





ERNST & YOUNG LLP


New York, New York
October 25, 2001




























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